1 ACTIVEUS 192814877v.10 WEX INC. 2022 GRANT NONSTATUTORY STOCK OPTION AGREEMENT THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the Grantee named on the attached Memorandum (the “Memorandum”), effective as of the Date of Grant as set forth on such Memorandum, pursuant to the terms and conditions of the WEX Inc. Amended and Restated 2019 Equity and Incentive Plan (the “Plan”). WHEREAS, the Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries; and WHEREAS, the Company desires to grant a nonstatutory stock option (the “Option”) to the Grantee subject to the terms and conditions of the Plan and this Agreement. In consideration of the provisions contained in this Agreement, the Company and the Grantee agree as follows: 1. The Plan. The Option granted to the Grantee hereunder is made pursuant to the Plan. A copy of the prospectus for the Plan has been provided to the Grantee and the applicable terms of such Plan are incorporated herein by reference. Terms used in this Agreement which are not defined in this Agreement shall have the meanings used or defined in the Plan. 2. Award. Concurrently with the acknowledgement of this Agreement and concurrently with and contingent upon the Grantee’s acknowledgement of the Memorandum, and further subject to the terms and conditions set forth in the Plan and this Agreement, including without limitation, the Grantee’s agreement to comply with the provisions set forth in Paragraphs 5 and 6 below, the Company hereby awards to the Grantee an Option to acquire the number of shares of Company common stock, par value $.01 per share (the “Common Stock”), indicated in the Memorandum at the exercise price per share of Common Stock (the “Exercise Price”) indicated in the Memorandum. Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern Time, on the Final Exercise Date indicated in the Memorandum. In accepting this Award, the Grantee agrees to be bound by any clawback policy that the Company has adopted or may adopt in the future, to the fullest extent permitted by applicable law. 3. Vesting of Options. (a) Subject to Sub-paragraphs 3(b), (c) and (d) and Paragraphs 4, 5 and 6 as set forth in the Memorandum, this Option will become exercisable (“vest”) as to one-third (1/3) of the total number of shares of Common Stock subject to this Option on each of the first three (3) anniversaries of the Date of Grant (each, a “Vesting Date”), in each case, so long as the Grantee remains employed with the Company or its subsidiaries through each such Vesting Date. The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part,

2 ACTIVEUS 192814877v.10 with respect to all shares of Common Stock subject thereto for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under this Agreement or the Plan. (b) Notwithstanding Sub-paragraph 3(a) and subject to Paragraph 4, upon the Grantee’s death, the Option shall become immediately and fully vested as to the number of shares subject to the Option set forth in the Memorandum that have not yet vested pursuant to Sub-paragraph 3(a), subject to any terms and conditions set forth in the Plan or imposed by the Leadership Development and Compensation Committee of the Board of Directors (the “Committee”). (c) Notwithstanding Sub-paragraph 3(a) and subject to Paragraph 4, if after six (6) months of employment have been completed following the Date of Grant set forth in the Memorandum, and prior to the date that all of the shares of Common Stock subject to the Option have vested, the Grantee’s employment with the Company terminates by reason of Retirement, the portion of the Option that is not then vested shall continue to vest in accordance with the schedule set forth in Sub-paragraph 3(a) above, subject to (i) the Grantee’s continued compliance with the provisions of this Agreement on each such date, including without limitation Paragraphs 5 and 6 hereof, (ii) the Grantee’s execution of a separation agreement and release of claims in a form determined by the Company within the consideration period specified in such agreement following the date of such termination (such period ending on the date of such agreement’s execution, the “Consideration Period”) and the Grantee’s non-revocation of the execution of such agreement during the revocation period specified in such agreement following the expiration of the Consideration Period (the “Revocation Period”) and (iii) the Grantee’s successful completion of the Grantee’s transitional duties prior to the date of such termination; provided, that, (A) in the event of the Grantee’s death following the Grantee’s Retirement and prior to the final Vesting Date, the unvested portion of the Award shall immediately and fully vest in accordance with Sub-paragraph 3(b) above, subject to any terms and conditions set forth in the Plan or imposed by the Committee and (B) in the event that any Vesting Date occurs following the date of such termination, but prior to the expiration of the Revocation Period, the portion of the Option that would otherwise vest on such Vesting Date in accordance with Sub- paragraph 3(a) shall instead vest on the date immediately following the expiration of the Revocation Period (or, if the Consideration Period and the Revocation Period could span two (2) calendar years, the applicable portion of the Option shall vest on the first regularly scheduled payroll date during the second calendar year). For purposes of this Agreement, “Retirement” shall mean termination of employment upon at least six (6) months of prior written notice by the Grantee to the Grantee’s direct manager at the Company, and other than for Cause (as defined below), provided that the Grantee has satisfied at the time of notice any of the following: (i) on or after the attainment of fifty-five (55) years of age and ten (10) full continuous years of service, (ii) on or after the attainment of sixty (60) years of age and five (5) full continuous years of service or (iii) on or after the attainment of sixty-five (65) years of age and two (2) full continuous years of service, in each case, as determined by the Company’s HRIS. Notwithstanding the foregoing, if (i) the Company receives a legal opinion that there has been a legal judgment and/or legal development in the Grantee’s jurisdiction that likely would result in the favorable treatment that applies to the Award under this Sub-paragraph 3(c) being deemed unlawful, or (ii) any of the restrictive covenants set forth in the provisions of Paragraphs 5 and/or 6 hereof are held by any court or government authority (or otherwise deemed) to be void, unlawful or unenforceable as written with respect to the Grantee, the provisions of 3(c) will not be applicable to the Grantee and the remaining provisions of Paragraph 3 will govern.

3 ACTIVEUS 192814877v.10 (d) Notwithstanding Sub-paragraph 3(a) and subject to Paragraph 4: (i) upon a “Change in Control”, if the surviving entity does not agree to assume the obligations set forth in this Agreement, then the Award shall become immediately and fully vested, subject to the terms and conditions set forth in the Plan or imposed by the Committee; and (ii) upon a Change in Control, if the surviving entity does agree to assume the obligations set forth in the Agreement, then the Award shall be subject to the provisions to Section 10(c)(2) of the Plan. For purposes of this Agreement, “Change in Control” shall have the meaning set forth in the Plan. 4. Exercise of Option. (a) Form of Exercise. Each election to exercise this Option shall be in writing, signed by the Grantee, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Grantee may purchase less than the number of shares of Common Stock covered hereby, provided that no partial exercise of this Option may be for any fractional share. (b) Continuous Relationship with Company Required. Except as otherwise provided in this Paragraph 4, this Option may not be exercised unless the Grantee, at the time he or she exercises this Option, is, and has been at all times since the Date of Grant, an employee or officer of, a Director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the United States Internal Revenue Code (an “Eligible Grantee”). (c) Termination of Relationship with the Company. If the Grantee ceases to be an Eligible Grantee for any reason, then, except as provided in Sub-paragraphs 4(d), (e) and (f) below, the right to exercise this Option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this Option shall be exercisable only to the extent that the Grantee was entitled to exercise this Option on the date of such cessation, and provided further that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Option, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so, and in each case, to the extent permitted by Section 409A of the Code. Notwithstanding the foregoing, if the Grantee, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Grantee and the Company and/or its subsidiaries or violates the provisions of Paragraphs 5 or 6 hereof, the right to exercise this Option shall terminate immediately upon such violation. (d) Exercise upon Death or Disability. If the Grantee dies or becomes disabled (within the meaning of Section 22(e)(3) of the United States Internal Revenue Code) prior to the Final Exercise Date while he or she is an Eligible Grantee and the Company and/or its subsidiaries has not terminated such relationship for “Cause” as specified in Sub-paragraph 4(f) below, this Option shall be exercisable, within the period of one (1) year following the date of death or disability of the Grantee, by the Grantee (or in the case of death by an authorized

4 ACTIVEUS 192814877v.10 transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Grantee on the date of his or her death or disability (after taking into account the vesting provisions of Paragraph 3 hereof), and further provided that this Option shall not be exercisable after the Final Exercise Date. (e) Exercise upon Termination due to Retirement. If, after six (6) months of employment have been completed following the Date of Grant set forth in the Memorandum, and prior to the date that all of the shares of Common Stock subject to the Option have vested and prior to the Final Exercise Date, the Grantee ceases to be an Eligible Grantee by reason of the Grantee’s Retirement, then pursuant to Sub-paragraph 3(c) above, the portion of the Option that is not then vested and that continues to vest shall, upon the applicable Vesting Date, be exercisable until the first anniversary of the final Vesting Date, provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Grantee on the applicable Vesting Date (after taking into account the vesting provisions of Paragraph 3 hereof), and further provided that the continued vesting and exercisability of this Option following Retirement shall be subject to the Grantee’s compliance with this Agreement, including Paragraphs 5 and 6 hereof, and further provided that this Option shall not be exercisable after the Final Exercise Date. Notwithstanding the foregoing, in the event of the Grantee’s death following the Grantee’s Retirement and prior to the final Vesting Date and prior to the Final Exercise Date, pursuant to Sub-paragraph 3(b), the unvested portion of the Award shall immediately and fully vest and, pursuant to Sub-paragraph 4(d), this Option shall be exercisable, within the period of one (1) year following the date of death of the Grantee, by an authorized transferee of the Grantee, provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Grantee on the date of his or her death (after taking into account the vesting provisions of Paragraph 3 hereof), and further provided that this Option shall not be exercisable after the Final Exercise Date. (f) Termination for Cause. If, prior to the Final Exercise Date, the Grantee’s employment is terminated by the Company and/or its subsidiaries for Cause (as defined below), the right to exercise this Option shall terminate immediately upon notification by the Company and/or its subsidiaries of termination of employment. If, prior to the Final Exercise Date, the Grantee is given notice by the Company and/or its subsidiaries of the termination of his or her employment by the Company and/or its subsidiaries for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this Option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Grantee’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this Option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Grantee is party to an employment or severance agreement with the Company and/or its subsidiaries that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement and shall also include a breach of the terms of this Agreement. Otherwise, “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company and/or its subsidiaries (including, without limitation, breach by the Grantee of any provision of any employment,

5 ACTIVEUS 192814877v.10 consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company or a breach of this Agreement), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company and/or its subsidiaries determine, within thirty (30) days after the Grantee’s resignation, that termination for Cause was warranted. (g) Date of Termination; Loss of Rights. For purposes of the Plan and the Option, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company and/or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of severance or salary continuation; provided that, to the extent the Option constitutes the payment of nonqualified deferred compensation within the meaning of Section 409A of the Code, “termination of employment” or like terms shall mean “separation from service” within the meaning of Section 409A of the Code, the determination of which shall be made by the Company which determination the Grantee hereby agrees to be bound. Notwithstanding any other provision of the Plan or this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting the Option, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of the Option in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries. 5. Confidential and Proprietary Information. (a) The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or its subsidiaries, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of the Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

6 ACTIVEUS 192814877v.10 Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; (4) is developed by the Grantee entirely on his/her own time without the Company’s and/or its subsidiaries’ equipment, supplies or facilities and does not relate at the time of conception to the Company’s and/or its subsidiaries’ business or actual or demonstrably anticipated research or development; or (5) is lawfully acquired by a non-supervisory employee about wages, hours or other terms and conditions of employment when used for purposes protected by §7 of the National Labor Relations Act such as discussing wages, benefits or terms and conditions of employment, or other legally protected concerted activity for mutual aid or protection of laborers. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain. (b) The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including providing documents or information or making other disclosures protected or required by any whistleblower law or regulation to the Securities and Exchange Commission, the Department of Labor, or any other appropriate government authority. This may include disclosure of trade secret or confidential information within the limitations permitted by the 2016 Defend Trade Secrets Act (DTSA). The Grantee understands, agrees and acknowledges that under the DTSA, (1) no individual will be held criminally or civilly liable under Federal or State trade secret law for the disclosure of a trade secret (as defined in the Economic Espionage Act) that: (A) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (2) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. Notwithstanding the foregoing, the Grantee expressly agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s attorney or with the government agency or entity in accordance with this Paragraph. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information. 6. Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of

7 ACTIVEUS 192814877v.10 his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date (in each case, except with respect to Sub-paragraph 6(f), which restrictions apply in perpetuity), he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise: (a) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact; (b) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (c) Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (d) Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or his/her subsequent employer; (e) Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Sub-paragraph 6(e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six (6) months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare;

8 ACTIVEUS 192814877v.10 education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company; and/or (f) Subject to Sub-paragraph 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice

9 ACTIVEUS 192814877v.10 thereof to the Company’s Chief Legal Officer (the “CLO”),and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity.

10 ACTIVEUS 192814877v.10 While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Paragraphs 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Paragraphs 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Paragraphs 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. 7. No Assignment. Except as expressly permitted under the Plan, this Agreement may not be assigned by the Grantee by operation of law or otherwise. 8. No Rights to Continued Employment or Service. Neither this Agreement nor the Option shall be construed as giving the Grantee any right to continue in the employ of or other service to the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company to terminate such employment or service. 9. Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof. 10. Tax Obligations; Section 409A. (a) As a condition to the granting of the Option, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes), if any, payable in connection with the exercise of the Option. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes (to the extent required to be withheld by the Company). Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. (b) Notwithstanding any provision of this Agreement, if the Option constitutes the payment of nonqualified deferred compensation within the meaning of Section 409A of the Code, then any payment with respect to this Award upon the Grantee’s termination of employment shall be delayed until the six (6)-month anniversary of the date of the Grantee’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i).

11 ACTIVEUS 192814877v.10 (c) The Company may neither accelerate nor defer the vesting or exercisability of the Option granted hereunder unless permitted or required by Section 409A of the Code. The shares of Common Stock that become exercisable on each Vesting Date shall constitute a separate payment for purposes of Section 409A of the Code. This Agreement and Option granted hereunder are intended to comply with, or be exempt from, Section 409A of the Code and shall be interpreted consistently therewith. Notwithstanding the foregoing, the Company shall have no liability to the Grantee or to any other person if this Agreement and the Option granted hereunder are not so exempt or compliant with Section 409A of the Code. 11. Notices. Except as otherwise provided in Sub-paragraph 3(c), any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in the regular mail, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 97 Darling Avenue, South Portland, ME 04106, Attention: Chief Legal Officer, or such other address as the Company may designate in writing to the Grantee. 12. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. 13. Amendments; Severability. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto. The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable. 14. Authority. The Committee has complete authority and discretion to determine awards under the Plan, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties. 15. Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock of the Company underlying or relating to the Option until the issuance of a stock certificate to the Grantee in respect of such Option following exercise. IN WITNESS WHEREOF, this Agreement is effective as of the date first above written. WEX INC. By: Melissa Smith Its: Chair and Chief Executive Officer

12 ACTIVEUS 192814877v.10 EXHIBIT A Nonstatutory Stock Option Agreement State Specific Provisions This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantee under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement. This Exhibit A also includes information regarding Confidential and Proprietary Information, Non-Competition, Non-Solicitation and certain other issues of which the Grantee should be aware with respect to the Grantee’s receipt of the Option and participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective jurisdictions as of March 2022. However, such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of the receipt of the Option and participation in the Plan because the information may be out of date at the time the Grantee receives the Option, exercises the Option and acquires shares, or sells the Common Stock purchased on such exercise. In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s jurisdiction may apply to the Grantee’s situation. Finally, if the Grantee is a resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers employment and/or residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the terms and conditions and notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

13 ACTIVEUS 192814877v.10 Non-Solicitation The following provisions replace Paragraph 6 of the Agreement in its entirety: 6. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or United States - Colorado, North Dakota, Nebraska, Oklahoma, Oregon

14 ACTIVEUS 192814877v.10 organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or his/her subsequent employer; (d) During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business; and/or (e) Subject to Sub-paragraph 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party

15 ACTIVEUS 192814877v.10 to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that

16 ACTIVEUS 192814877v.10 the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Paragraphs 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Paragraphs 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Paragraphs 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. Non-Solicitation The following provisions replace Paragraph 6 of the Agreement in its entirety: 6. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or United States – California only

17 ACTIVEUS 192814877v.10 organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or his/her subsequent employer; (d) During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business; and/or (e) Subject to Sub-paragraph 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii)

18 ACTIVEUS 192814877v.10 undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such

19 ACTIVEUS 192814877v.10 provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Paragraphs 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Paragraphs 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Paragraphs 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. Governing Law The following provision replaces Paragraph 9 of the Agreement in its entirety: 9. Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of California, without effect to the conflicts of laws principles thereof. United States – District of Columbia only

20 ACTIVEUS 192814877v.10 The following provisions replace Paragraph 6 of the Agreement in its entirety: 6. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During his/her employment with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or (d) Subject to Sub-paragraph 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by

21 ACTIVEUS 192814877v.10 an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. Further, nothing in the Agreement prohibits the Grantee from being simultaneously or subsequently employed by another person, performing work or providing services for pay for another person, or operating the Grantee’s own business; provided that conduct involving disclosure of confidential, proprietary, or sensitive information, client lists, customer lists, or a trade secret as that term is defined in the Uniform Trade Secrets Act of 1988, shall remain prohibited and nothing in this Agreement shall be construed to limit or eliminate any rights or remedies the Company would have against the Grantee under trade secret law, unfair competition law, agency law or other applicable laws. The Grantee is hereby informed and acknowledges being informed: No employer operating in the District of Columbia may request or require any employee working in the District of Columbia to agree to a non-compete policy or agreement, in accordance with the Ban on Non-Compete Agreements Amendment Act of 2020. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions

22 ACTIVEUS 192814877v.10 contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Paragraphs 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the

23 ACTIVEUS 192814877v.10 provisions of Paragraphs 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Paragraphs 5 or 6 are later found to be enforceable in whole or in part Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. United States - Illinois Only The following provisions are added to the end of Paragraph 6: The provisions of Sub-paragraph 6(e) shall only apply if the Grantee’s actual or expected annualized rate of earnings exceeds the amount required by 820 ILCS 90/10(a). The provisions of Sub-paragraphs 6(a), 6(b), 6(c) and 6(d) shall only apply if the Grantee’s actual or expected annualized rate of earnings exceeds the amount required by 820 ILCS 90/10(b). The Grantee acknowledges that the Grantee had at least fourteen (14) days to consider this Agreement before being required to sign it and if the Grantee signed it before the expiration of the fourteen (14)- day period, the Grantee did so of the Grantee’s own volition and waived the remainder of the fourteen (14)-day consideration period. The Company advises the Grantee to consult with an attorney before signing this Agreement, and the Grantee acknowledges that the Grantee has been so advised. The Grantee further acknowledges that the promises and benefits provided by the Company to the Grantee constitute professional or financial benefits which are adequate consideration by themselves to support the covenants contained in Paragraph 6. The following provisions are added to the end of Paragraph 6: The Grantee acknowledges and agrees that (i) the Grantee was provided a copy of this Agreement three (3) or more days in advance of any requirement to sign it, (ii) the Grantee earns wages at or above four hundred percent (400%) of the federal poverty level, (iii) Sub-paragraph 6(e) will not take effect until after one (1) year of the start of the Grantee’s employment with the Company or a period of six (6) months from the date this Agreement is signed, whichever is later, and (iv) the restrictions of Sub-paragraph 6(e) are necessary to protect the Company’s trade secrets, confidential information, and goodwill, and that these business interests cannot be adequately protected through alternative restrictive covenants alone. United States – Maine only

24 ACTIVEUS 192814877v.10 Non-Competition The following provisions replace Paragraph 6 of the Agreement in its entirety: 6. Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and continuing thereafter (1) with respect to Sub-paragraphs 6(a) through 6(d), (i) until twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, until twelve (12) months following the final Vesting Date, (2) with respect to Sub- paragraph 6(e), until twelve (12) months following the termination of his/her employment with the Company for any reason and (3) with respect to Sub-paragraph 6(f), in perpetuity, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise: (a) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact; (b) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (c) Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (d) Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the United States – Massachusetts only

25 ACTIVEUS 192814877v.10 Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or his/her subsequent employer; (e) Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Sub-paragraph 6(e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six (6) months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Grantee acknowledges that the Company’s grant and provision of the Option, to which the Grantee would not be entitled absent execution of this Agreement, constitute fair, reasonable, and mutually agreed upon consideration to support this Sub-paragraph 6(e). This Sub-paragraph 6(e), only, shall not apply if the Grantee is terminated without Cause or laid off. For purposes of this Sub-paragraph 6(e), only, the term “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the Grantee of any provision of any employment, consulting,

26 ACTIVEUS 192814877v.10 advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty (30) days after the Grantee’s termination, that termination for Cause was warranted; and/or (f) Subject to Sub-paragraph 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 5 or 6 of this Agreement, the damages to the Company would be irreparable.

27 ACTIVEUS 192814877v.10 Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach; except that the duration of the covenants contained in Sub-paragraph 6(e), only, shall extend to twenty-four (24) months if the Grantee breached his or her fiduciary duty to the Company and/or if the Grantee has unlawfully taken, physically or electronically, property belonging to the Company. If any one or more provisions of Paragraphs 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of his/her employment with the Company for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Paragraphs 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Paragraphs 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Paragraphs 5 or 6 are later found to be enforceable in whole or in part.

28 ACTIVEUS 192814877v.10 Mindful of the obligations set forth in Paragraphs 5 and 6, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. The Grantee is hereby informed that the Grantee has the right to consult with counsel prior to signing this Agreement. Governing Law The following provision replaces Paragraph 9 of the Agreement in its entirety: 9. Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof, except that Sub-paragraph 6(e) only shall be governed by the internal laws of the Commonwealth of Massachusetts if the Grantee was a resident of Massachusetts for thirty (30) days immediately preceding his or her cessation of employment with the Company. United States - Washington Only The following provisions are added to the end of Sub-paragraph 6(e): This Sub-paragraph 6(e), alone, shall not apply if the Grantee’s earnings from WEX, when annualized, do not meet the inflation-adjusted amount required by the Washington Noncompete Act (RCW §§49.62.005 – 900), and shall not apply if the Grantee is terminated as a result of a layoff. The following provision replaces Paragraph 9 of the Agreement in its entirety: 9. Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof. If the laws of the State of Washington apply to the Grantee, then nothing in this Agreement shall require the Grantee to adjudicate a noncompetition covenant outside of the State of Washington, and nothing in this Agreement shall be construed to deprive the Grantee of the protections or benefits of the Washington Noncompete Act (RCW §§49.62.005 – 900).